For Further Information:

 United Financial Mortgage Corp.      Coffin Communications Group
 600 Enterprise Dr., Suite 206        15300 Ventura Bl., Suite 303
 Oak Brook, IL 60523                  Sherman Oaks, CA 91403
 (630) 571-7222                       (818) 789 0100
 (630) 571-2623 Fax                   (818) 789 1152 Fax
 Contact: Steve Khoshabe              Contact:  Martin Halsall
          Chief Financial Officer     Senior Account Principal
          sk@ufmc.com                 Martin.halsall@coffincg.com


 FOR IMMEDIATE RELEASE:

               United Financial Mortgage Corp. Reports Results
                     for Second Quarter Fiscal Year 2001

 *   Net income increases 79% over year-ago quarter

 Oak Brook, Il., Dec. 14, 2000 -- United Financial Mortgage Corp. (CHX: "UFM" or "the Company") today announced operating results for the second quarter ended Oct. 31, 2000.

 Revenues for the second quarter ended Oct. 31, 2000, increased 16% to $3.35 million, compared to revenues of $2.89 million for the second quarter ended Oct. 31, 1999. Net income for the second quarter ended Oct. 31, 2000, increased 79% to $171,960, or $0.04 per diluted share, compared to net income of $96,181 or $0.02 per diluted share for the second quarter ended Oct. 31, 1999.

 The Company's second quarter earnings were enhanced by an increase in loan originations and volume.

 Joseph Khoshabe, President and CEO of United Financial Mortgage stated, "We are pleased to announce the Company has closed its second quarter on a positive note. Our loan volume and revenues increased significantly compared to the same period last year. The Company continued to gain earnings momentum during the second fiscal quarter. Earnings per diluted share improved from $0.02 for the first fiscal quarter to $0.04 for the second fiscal quarter."

 About United Financial Mortgage
 United Financial Mortgage Corp. is a national mortgage banker principally engaged in originating retail and wholesale mortgages for single family residences of one to four units. The Company is headquartered in Oak Brook, Ill., and has regional offices in several other states. The Company's web site (www.ufmc.com) allows consumers to get information on the many different types of mortgage loans offered by the Company, calculate mortgage payments, and apply online for a mortgage.


                               - more -

 UFM Second Quarter Results Ended Oct. 31, 2000
 Dec. 14, 2000
 Page 2


 This press release may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from the statements contained herein. Such risks and uncertainties include, but are not limited to, changes in the performance of the financial markets, changes in the demand for and market acceptance of the Company's products, changes in the mortgage lending industry or changes in general economic conditions, including interest rates, the impact of competition, changes in the value of real estate, the ability to maintain and increase sources of funding, and other risks disclosed from time to time in the Company's SEC reports and filings.

 UFM Second Quarter Results Ended Oct. 31, 2000
 Dec. 14, 2000
 Page 3

                        United Financial Mortgage Corp
                                Balance Sheet

                                            6 Months Ended    6 Months Ended
                                           October 31, 1999  October 31, 2000
        ASSETS
  Current Assets:
     Cash                                     $  4,640,467      $  4,259,372
     Loans Held For Sale                        28,459,083        34,429,576
     Accounts Receivable                           222,308           158,554
     Due From Employees                             42,700            10,717
     Due From Officers                               2,439                 -
     U.S. Savings Bonds                              2,000                 -
     Notes Receivable                              100,000            94,500
     Prepaid Expense                               121,212           103,586
                                               -----------       -----------
        Total Current Assets                    33,590,208        39,056,306

      Furniture, Fixtures, and Equipment
          Cost                                     709,482           708,000
          Accumulated Depreciation                (338,775)         (428,818)
                                               -----------       -----------
        Total Furniture, Fixtures, and             370,707           279,182

  Other Assets:
     Servicing Rights                              269,250           330,437
     Land Investments                                    -           126,000
     Escrow Deposits                               197,984                 -
     Security Deposits                              24,410            25,854
     Investments                                     5,850           113,102
     Goodwill Net                                  120,987           119,639
                                               -----------       -----------
        Total Other Assets                         618,481           715,032

        Total Assets                          $ 34,579,396      $ 40,050,519
                                               ===========       ===========
        LIABILITIES AND STOCKHOLDERS EQUITY
  Current Liabilities
     Accounts Payable                              189,071           259,626
     Loans Payable                                 616,970                 -
     Leases Payable-Short Term                       9,858            11,500
     Accrued Expenses                              137,675           269,992
     Accrued Income Tax                             42,960                 -
     Deferred Taxes Payable                        113,623            34,840
     Escrow Payable                                 82,722            22,955
     Notes Payable-Current                      26,614,657        32,726,305
                                               -----------       -----------
        Total Current Liabilites                27,807,537        33,325,217
     Leases Payable-Long Term                       18,967             9,000
                                               -----------       -----------
        Total Liabilities                       27,826,504        33,334,217

  Stockholders Equity
     Common Shares                               6,521,625         6,488,286
     Preferred Shares                              315,000           315,000
     Retained Earnings                             (83,733)          (86,984)
                                               -----------       -----------
        Total Stockholders' Equity               6,752,892         6,716,302

        Total Liabilities and Stockhold       $ 34,579,396      $ 40,050,519
                                               ===========       ===========



 UFM Second Quarter Results Ended Oct. 31, 2000
 Dec. 14, 2000
 Page 3


                         United Financial Mortgage Corp
                              Statement of Income
                              As of Oct. 31, 2000


                                       3 Months Ended 6 Months Ended 3 Months Ended 6 Months Ended
                                         Oct 31, 1999   Oct 31, 1999   Oct 31, 2000   Oct 31, 2000
  Revenues:
     Commissions and Fees                   2,460,136      4,890,367     2,824,559     5,227,130
     Interest Income                          432,051        917,197       524,775     1,053,340
     Other Income and Expenses                 (3,395)        (3,395)            -             -
                                           ----------     ----------    ----------    ----------
        Total Revenues                    $ 2,888,793    $ 5,804,169   $ 3,349,333   $ 6,280,470

  Expenses:
     Salaries and Commissions               1,717,511      3,276,856     1,801,530     3,328,652
     Selling & Administrative                 762,960      1,493,884       775,624     1,499,615
     Depreciation/Amortization                 38,152         73,991        47,931        86,940
     Interest Expense                         432,586        905,350       496,702     1,011,805
                                           ----------     ----------    ----------    ----------
        Total Expenses                    $ 2,951,209    $ 5,750,080   $ 3,121,788   $ 5,927,013

  Income(Loss) Before Income Taxes            (62,416)        54,088       227,546       353,457
  Income Tax Provision                       (158,597)      (110,831)       55,585       110,032
                                           ----------     ----------    ----------    ----------
  Net Income(Loss)                        $    96,181    $   164,919   $   171,960   $   243,425
                                           ==========     ==========    ==========    ==========
  Net Income(Loss) Applicable to
     Common Shareholders                  $    96,181    $   164,919   $   171,960   $   243,425
                                           ==========     ==========    ==========    ==========

  Basic Net Income(loss) Per Share        $    0.0247    $    0.0423   $    0.0444   $    0.0628
  Diluted Net Income Per Share            $    0.0232    $    0.0399   $    0.0414   $    0.0586

  Shares Used in Computation of Basic
    net income per share                    3,895,529      3,895,529     3,877,129     3,877,129
  Shares Used in Computation of Diluted
    net income per share                    4,137,529      4,137,529     4,152,129     4,152,129

